Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Immune Design Corp. (“Immune Design”) for the annual period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen Brady, Executive Vice President, Strategy and Finance of Immune Design, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Immune Design.
Dated: March 7, 2017

/s/ Stephen Brady
Stephen Brady
Executive Vice President, Strategy and Finance
(Principal Financial and Accounting Officer)